                                 VISTANA, INC.
                           8801 VISTANA CENTRE DRIVE
                            ORLANDO, FLORIDA  32821

                                 March 4, 1999

Ms. Susan Werth
Senior Vice President & General Counsel
Vistana, Inc.

     Re:  Second Amendment to Employment Agreement
          ----------------------------------------

Dear Susan:

     Attached hereto is a revised Schedule B to the Employment Agreement dated December 27, 1996 and amended as of May 28, 1998 between Vistana, Inc. and you which incorporates the adjustment to your Base Salary and Annual Bonus Amount for the 1999 fiscal year approved by the Compensation Committee at its February meeting.

     Please carefully review the enclosed Schedule B to confirm the accuracy thereof. If the enclosed Schedule B is accurate, please execute the enclosed copy of this letter in the space provided below and return it to the undersigned, whereupon the enclosed Schedule B will be substituted for the existing Schedule B. Please keep your copy of this letter and revised Schedule B with your own copy of your Employment Agreement.

                                        Very truly yours,

                                        VISTANA, INC.

                                            /s/ Jeffrey A. Adler
                                        By:_________________________
                                             Name: Jeffrey A. Adler
                                             Title: President

Enclosure

ACKNOWLEDGED AND CONFIRMED:

/s/ Susan Werth
____________________________
Name:  Susan Werth
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                                  SCHEDULE B
                                  ----------

                             EMPLOYEE COMPENSATION
                             ---------------------
                      (Revised Effective January 1, 1999)


1.   Employee Name:                Susan Werth
     --------------

2.   Base Salary:                  $275,000
     --------------

3.   Annual Bonus Amount:          Up to 45% of Adjusted Base Salary; Formula to
     -------------------
                                   approximate that of other senior executive officers.

4.   Severance Amount:             The product of (i) 120% of Employee's
     ----------------
                                   Adjusted Base Salary as of the Termination
                                   Date, multiplied by (ii) two.

5.   Monthly Severance Payment:    The quotient of (i) the Severance Amount
     -------------------------
                                   determined in accordance with Item No. 4 above, divided by (ii) 24.